Supplement to Registration Statement on Form N-2
                                             (File Nos. 333-52373 and 811-8777)
                                                 Filed Pursuant to Rule 497 (e)


                            DLJ HIGH YIELD BOND FUND

                                   SUPPLEMENT
                        TO PROSPECTUS DATED JULY 28, 1998


                                                              August 18, 1998


         Lars M. Berkman, 49, DLJ High Yield Bond Fund's primary portfolio manager, died suddenly over the weekend.

         John Lindars, chief investment officer for fixed income investments at DLJ Investment Management Corp. ("DLJIM"), has been appointed as Vice President of the Fund and named as primary portfolio manager on an interim basis.

         Mr. Lindars joined DLJIM in February 1996 and is responsible for the fixed income business of DLJIM. Previously, he was with The Portfolio Group, Inc., a subsidiary of Chemical Bank, most recently as a managing director of fixed income. At The Portfolio Group, he was responsible for the management of over $10 billion in fixed income assets. He has 26 years of fixed income investment management experience.

         Vance Shaw has been appointed Vice President of the Fund and named as assistant portfolio manager. Mr. Shaw joined DLJIM in July 1998. From 1995 until February 1998, he was the director of high yield research at Scotia Capital Markets. Prior to 1995, he served as a senior high yield analyst at Lehman Brothers. Mr. Shaw has been part of the team which worked with Mr. Berkman on the management of the Fund's portfolio since its inception. Mr. Shaw has approximately 13 years of high yield fixed income experience.

         The net proceeds raised in the Fund's initial public offering have been fully invested and DLJ Investment Management Corp. has an experienced fixed income team in place to support Mr. Lindars and Mr. Shaw.